AMENDMENT TO THE
               NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, NationsBank Corporation ("NationsBank") and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain the NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to change the mortality table to be used in the calculation of a participant's "commuted payment amount" from the 1971 Group Annuity Mortality Table to the 1983 Group Annuity Mortality Table; and

     WHEREAS,   the  Compensation   Committee  of  the  Board  of  Directors  of
NationsBank has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;

     NOW, THEREFORE, NationsBank does hereby declare that the Plan is hereby amended effective as of the date hereof as follows:

     1. The second sentence of Section III. of Exhibit B to the Plan is amended to read as follows: "To the extent that benefits are payable over the lifetime(s) of one or more individuals, the AESSV shall also be based on the 1983 Group Annuity Mortality Table."

     2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank has caused this instrument to be executed by its duly authorized officer as of the 27th day of March, 1996.

                                                 NATIONSBANK CORPORATION



                                                 By: /s/ C. J. COOLEY
                                                     ------------------------
                                                     C. J. Cooley
                                                     Executive Vice President

                                                 "NationsBank"

                                AMENDMENT TO THE
               NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, NationsBank Corporation ("NationsBank") and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain the NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to modify the procedure under which Participants may elect to have their benefits under the Plan paid in a single cash payment; and

     WHEREAS,   the  Compensation   Committee  of  the  Board  of  Directors  of
NationsBank has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;

     NOW, THEREFORE, NationsBank does hereby declare that the Plan is hereby amended effective as of the date hereof as follows:

     1. Section 4.12 of the Plan is amended to read as follows:

          "Section 4.12. Special Election for Single Cash Payment. Notwithstanding any provisions of the Plan to the contrary, a Participant may elect to have the Participant's benefits under the Plan paid in a single cash payment to such Participant, and a Participant's surviving Eligible Spouse may elect to have the benefits payable under Section 4.6 of the Plan after a Participant's death while in Service paid in a single cash payment to such Participant's surviving Eligible Spouse under the following terms and conditions and in lieu of the method otherwise applicable under the provisions of this Article IV:

               (i) The Participant or the Participant's surviving Eligible Spouse, as the case may be, must make such election at least thirty
          (30) days prior to the date benefit payments under the Plan would otherwise commence to the Participant or the Participant's surviving Eligible Spouse.

               (ii) Any election under this Section 4.12 shall be irrevocable.

               (iii) An election under this Section 4.12 may be made only with respect to (1) those benefits payable under Sections 4.2, 4.3 and 4.4 of the Plan upon a Participant's Retirement or (2) those benefits payable under Section 4.6 of the Plan upon a Participant's death while in Service.

               (iv) The amount of the single  cash  payment  payable  under this
          Section 4.12 upon a Participant's Retirement shall be the Commuted Payment Amount determined for such Participant as of the date of such Participant's Retirement.

               (v) The  amount of the single  cash  payment  payable  under this
          Section 4.12 upon a Participant's death while in Service [or, to the extent provided in Section 4.6(b), while Disabled] shall be the actuarially equivalent single sum value of the benefits (if any) provided for in Section 4.6(c) determined as of the date of the Participant's death using assumptions consistent with those set forth in Exhibit B to the Plan.

               (vi) Any election under this Section 4.12 shall not be effective unless approved by (i) the Compensation Committee if the Participant is an executive officer of NationsBank Corporation or the Principal Corporate Personnel Officer of NationsBank Corporation or (ii) the Management Compensation Committee in the case of any other Participant, and in either case the applicable committee may approve or disapprove the election in its sole and exclusive discretion. The single cash payment shall be made within thirty (30) days of the approval of such election by the applicable committee."

         2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.


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


         IN WITNESS WHEREOF, NationsBank has caused this instrument to be executed by its duly authorized officer as of the 25th day of June, 1997.

                                                NATIONSBANK CORPORATION



                                                By:  /s/ C. J. Cooley
                                                     -------------------------
                                                      C. J. Cooley
                                                      Executive Vice President



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